SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       April 22, 2015
                        Date of Report
              (Date of Earliest Event Reported)

                 OAK VALLEY ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)

Delaware                    55309		   47-2128828
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                       215 Apolena Avenue
                 Newport Beach, California 92662
              (Address of Principal Executive Offices)

                          949-673-4510
                 (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to USA Capital Management Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              OAK VALLEY ACQUISITION CORPORATION


Date: April 22, 2015       /s/  James Cassidy
                                   President